SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

For Registration of Certain Classes of Securities

Pursuant to Section 12(b) or 12(g) of the

Securities Exchange Act of 1934

BUFFALO WILD WINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	31-1455915
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1600 Utica Avenue South, Suite 700 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To Be So Registered	Name of Each Exchange On Which Each Class Is To Be Registered
N/A	N/A

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates: 333-108695

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, no par value

Title of Class

Item 1.	Description of Registrant’s Securities to be Registered.

The “Description of Capital Stock” section included in the Registrant’s Registration Statement on Form S-1 (SEC File No. 333-108695), as amended, which Registration Statement was initially filed with the Securities and Exchange Commission on September 11, 2003, is incorporated herein by reference.

Item 2.	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: November 17, 2003

BUFFALO WILD WINGS, INC.

By:	/s/ Sally J. Smith

Sally J. Smith, President and Chief Executive Officer

BUFFALO WILD WINGS, INC.

EXHIBIT INDEX

to

FORM 8-A

Exhibit Number		Description

Exhibit 1	*	Restated Articles of Incorporation, as amended — incorporated by reference to Exhibit 3.1 to the Registrant’s Form S-1 Registration Statement, Reg. No. 333-108695

Exhibit 2	*	Restated Bylaws — incorporated by reference to Exhibit 3.2 to the Registrant’s Form S-1 Registration Statement, Reg. No. 333-108695

Exhibit 3	*	Form of Specimen certificate representing Buffalo Wild Wings, Inc.’s common stock — incorporated by reference to Exhibit 4.1 to the Registrant’s Form S-1 Registration Statement, Reg. No. 333-108695

*Incorporated by reference